Execution Version
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT to Credit Agreement (this “First Amendment”), dated as of December 8, 2021 (the “First Amendment Effective Date”), is by and among Berry Petroleum Company, LLC, a Delaware limited liability company (the “Borrower”); Berry Corporation (bry), a Delaware corporation (the “Parent”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent, the Issuing Bank and the Lenders are parties to that certain Credit Agreement dated as of August 26, 2021 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this First Amendment to, among other things, (i) evidence the reaffirmation of the Borrowing Base at $200,000,000 as set forth in Section 4 hereof and (ii) amend the Credit Agreement as set forth herein, in each case, effective as of the First Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.
Section 2.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.
2.1Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in their respective entireties as follows:
“First Amendment” means that certain First Amendment to Credit Agreement dated as of the First Amendment Effective Date among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” means December 8, 2021.
2.2Restated Definitions. The following definition contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“Loan Documents” means this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Letter of Credit Fee Letters, the Security Instruments, the First
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Amendment and any certificate or fee letter delivered under, or in connection with, this Agreement by or on behalf of the Borrower or any other Loan Party.
2.3Section 8.17 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 8.17    Minimum Hedging. Commencing from and after March 31, 2022, the Borrower shall maintain Hedge Agreements (other than three-way collars) with one or more Approved Counterparties hedging minimum notional volumes of (i) at least 75% of the reasonably projected production of crude oil from Oil and Gas Properties classified as “proved developed producing” in the Reserve Report most recently delivered to the Administrative Agent, for each full calendar month during the period from and including the first full calendar month following each Minimum Hedging Requirement Date (as hereinafter defined) through and including the 24th full calendar month following each such Minimum Hedging Requirement Date and (ii) at least 50% of the reasonably projected production of crude oil from Oil and Gas Properties classified as “proved developed producing” in the Reserve Report most recently delivered to the Administrative Agent, for each full calendar month during the period from and including the 25th full calendar month following each such Minimum Hedging Requirement Date through and including the 36th full calendar month following each such Minimum Hedging Requirement Date; provided, that in the case of each of the foregoing clauses (i) and (ii), the notional volumes hedged under such Hedge Agreements shall be deemed reduced by the notional volumes of any short puts or other similar derivatives having the effect of exposing the Borrower or any other Loan Party to commodity price risk below the “floor” created by such Hedge Agreements of the Loan Parties for each applicable calendar month. On or prior to the date each Reserve Report (other than the Initial Reserve Report) is required to be delivered by the Borrower pursuant to Section 8.11(a) (each, a “Minimum Hedging Requirement Date”), the Borrower shall deliver evidence in form and substance satisfactory to the Administrative Agent that it has entered into Hedge Agreements to be in compliance with this Section 8.17 as of such Minimum Hedging Requirement Date.
2.4Section 9.18 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 9.18 Hedge Agreements.
(a)    The Borrower will not, and will not permit any other Loan Party to, (1) enter into any Hedge Agreements for speculative purposes or (2) enter into any Hedge Agreements with any Person other than (i) (A) Hedge Agreements in respect of commodities, (B) with an Approved Counterparty, (C) with a tenor not to exceed 48 months, and (D) the notional volumes for which (when aggregated with other commodity Hedge Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Hedge Agreements) do not exceed, as of the date such Hedge Agreement is executed, 90% of the reasonably projected production from Oil and Gas Properties of the Loan Parties classified as “proved developed producing” in the Initial Reserve Report or thereafter the Reserve Report most recently delivered pursuant to Section 8.11, for each month following the date such Hedge Agreement is entered into, in each case, for crude oil, provided that the volume limitations above shall not apply to (X) short puts or (Y) long put options contracts that are not related to corresponding calls, collars, or swaps, (ii) Hedge Agreements in respect of interest rates with an Approved Counterparty effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Hedge Agreements of the Borrower and the other Loan Parties then in effect effectively converting interest rates from floating to fixed) do not exceed, as

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of the date such Hedge Agreement is entered into, 75% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate and (iii) Other Hedge Agreements with an Approved Counterparty. In no event shall any Hedge Agreement contain any requirement, agreement or covenant for the Borrower or any other Loan Party to post collateral or margin to secure their obligations under such Hedge Agreement or to cover market exposures; provided, however, that (1) the foregoing shall not prohibit or be deemed to prohibit the Secured Hedge Obligations from being secured by the Security Instruments and (2) the foregoing shall not prohibit or be deemed to prohibit the Borrower or any other Loan Party to post collateral or margin in connection with Section 9.03(e)(y).
(b)    If, on the last day of any calendar month, the aggregate notional volumes of all Hedge Agreements in respect of commodities pursuant to Section 9.18(a)(i) to which the Borrower or any other Loan Party is a party and for which settlement payments were calculated in such calendar month exceeds 90% of the actual production of Hydrocarbons (for crude oil) from the proved developed producing Oil and Gas Properties of the Loan Parties in such calendar month (other than (X) short puts or (Y) long puts, floors, and basis differential swaps on volumes hedged by other Hedge Agreements), then the Borrower shall, or shall cause each other Loan Party to, Liquidate existing Hedge Agreements pursuant to Section 9.18(a)(i) within fifteen (15) Business Days after the end of such calendar month, such that, after giving effect to such Liquidation, future hedging notional volumes will not exceed 100% of reasonably projected production of Hydrocarbons (for crude oil) from the proved developed producing Oil and Gas Properties of the Loan Parties for the then-current month and any succeeding calendar months.
Section 3.Conditions Precedent. The effectiveness of this First Amendment is subject to the following:
3.1Counterparts. The Administrative Agent shall have received counterparts of this First Amendment from the Loan Parties and the Lenders constituting the Required Lenders.
3.2Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
Section 4.November 1, 2021 Borrowing Base Redetermination. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 hereof, the Administrative Agent and the Lenders party hereto hereby agree that the Borrowing Base of $200,000,000 is hereby reaffirmed, and the Borrowing Base shall remain at $200,000,000 until the next Scheduled Redetermination, Interim Redetermination or other redetermination or adjustment to the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 4 shall constitute the Scheduled Redetermination scheduled for on or about November 1, 2021 for purposes of Section 2.07 of the Credit Agreement. This First Amendment constitutes a New Borrowing Base Notice delivered pursuant to Section 2.07(d) of the Credit Agreement with respect to the Borrowing Base redetermination provided for in this Section 4.
Section 5.Miscellaneous.
5.1Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each

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reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
5.2Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges and renews its continued liability under the Loan Documents to which it is a party, (iv) agrees, with respect to each Loan Party that is a Guarantor, that its guarantee under the Guaranty Agreement remains in full force and effect with respect to the Guaranteed Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof, after giving effect to the amendments set forth in Section 2 hereof, except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this First Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, immediately after giving effect to this First Amendment, no Event of Default exists.
5.3Counterparts. Delivery of an executed counterparty of a signature page of this First Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.
5.4No Oral Agreement. THIS FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.5Governing Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
5.6Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.7Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

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invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
5.8Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[Signature Pages Follow.]

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The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:    BERRY PETROLEUM COMPANY, LLC
    By:     /s/ Cary Baetz
    Name: Cary Baetz
    Title: EVP & CFO

PARENT:    BERRY CORPORATION (BRY)
    By:     /s/ Cary Baetz
    Name: Cary Baetz
    Title: EVP & CFO

[Signature Page to First Amendment to Credit Agreement – Berry Petroleum Company, LLC]

ADMINISTRATIVE AGENT:            JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender
By:     /s/ Michael A. Harvey
Name: Michael A. Harvey
Title: Authorized Officer

[Signature Page to First Amendment to Credit Agreement – Berry Petroleum Company, LLC]

LENDERS:                        KEYBANK NATIONAL
ASSOCIATION, as a Lender

By:     /s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement – Berry Petroleum Company, LLC]

            BOKF, NA as a Lender

By:     /s/ Sonja W Bruce
Name: Sonja W Bruce
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement – Berry Petroleum Company, LLC]

            VALLEY REPUBLIC BANK, as a Lender

By:     /s/ Aytom Salomon
Name: Aytom Salomon
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement – Berry Petroleum Company, LLC]

            CAPITAL ONE, NATIONAL
ASSOCIATION, as a Lender

By:     /s/ Christopher Kuna
Name: Christopher Kuna
Title: Senior Director

[Signature Page to First Amendment to Credit Agreement – Berry Petroleum Company, LLC]

            CATHAY BANK, as a Lender

By:     /s/ Dale T Wilson
Name: Dale T Wilson
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement – Berry Petroleum Company, LLC]

            GOLDMAN SACHS LENDING
PARTNERS, as a Lender

By:     /s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – Berry Petroleum Company, LLC]

            MACQUARIE INVESTMENTS US INC,
as a Lender

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement – Berry Petroleum Company, LLC]